UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2012

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Manitoba Avenue – Suite 200 Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2012, the Company announced the resignation of its president, Ryan R. Gilbertson, effective immediately.  In connection therewith, the Company and Mr. Gilbertson entered into a consulting agreement pursuant to which Mr. Gilbertson is expected to serve as an advisor to the Company’s Board of Directors through October 2014.

The Company and Mr. Gilbertson also entered into a separation agreement and release which, together with the consulting agreement (collectively, the “New Agreements”), terminate and supersede his prior employment agreement with the Company (except for certain surviving provisions).  Pursuant to the New Agreements, Mr. Gilbertson’s outstanding and unvested restricted stock awards will continue to vest on their original vesting schedules, so long as Mr. Gilbertson does not terminate the consulting agreement and the Company does not terminate the consulting agreement for cause (as defined).  In addition, pursuant to the New Agreements the Company will (i) provide Mr. Gilbertson with a prorated portion of his 2012 year-end bonus (based on predetermined performance metrics and as determined by the Company’s compensation committee following the end of 2012), (ii) buy out the lease and transfer title to Mr. Gilbertson on his Company-leased vehicle, and (iii) reimburse Mr. Gilbertson for continuation coverage pursuant to COBRA on the Company’s health plans for up to 18 months.

The New Agreements are included as exhibits 10.1 and 10.2 to this Form 8-K, and the foregoing description of the New Agreements is qualified by reference to such exhibits.

Item 7.01.               Regulation FD Disclosure.

On October 1, 2012, the Company issued a press release regarding Mr. Gilbertson’s departure, a copy of which is furnished as exhibit 99.1 hereto.

Item 9.01.               Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Separation Agreement and Release, dated October 1, 2012, between Northern Oil and Gas, Inc. and Ryan R. Gilbertson.
10.2	Consulting Agreement, dated October 1, 2012, between Northern Oil and Gas, Inc. and Ryan R. Gilbertson.
99.1	Press release of Northern Oil and Gas, Inc., dated October 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2012	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and Release, dated October 1, 2012, between Northern Oil and Gas, Inc. and Ryan R. Gilbertson.
10.2	Consulting Agreement, dated October 1, 2012, between Northern Oil and Gas, Inc. and Ryan R. Gilbertson.
99.1	Press release of Northern Oil and Gas, Inc., dated October 1, 2012.